Exhibit 99.1

1301 MCKINNEY STREET SUITE 2800 HOUSTON, TX 77010

NEWS RELEASE

ZAZA ENERGY REGAINS COMPLIANCE WITH

NASDAQ LISTING STANDARDS

HOUSTON, TX (SEPTEMBER 8, 2014) - ZaZa Energy Corporation (“ZaZa” or the “Company”) (NASDAQ:ZAZA) today announced that it received a letter from the NASDAQ Stock Market (“NASDAQ”) on September 5, 2014 advising that the Company has regained compliance with Listing Rule 5550(a)(2), which requires the Company to maintain a minimum closing bid price of $1.00 per share.  NASDAQ made this determination of compliance after the Company’s bid price closed above $1.00 per share for 10 consecutive business days following the Company’s reverse stock split.

CFO Paul F. Jansen commented “This is another positive step for the Company that eliminates uncertainty and distractions as ZaZa moves forward with its development program in East Texas.”

About ZaZa Energy Corporation

Headquartered in Houston, Texas, ZaZa Energy Corporation is a publicly traded exploration and production company with primary assets in the Eagle Ford and Eagle Ford East resource plays in Texas.  More information about the Company may be found at www.zazaenergy.com.

This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, including without limitation, statements and projections regarding the Company’s future financial position, operations, performance, business strategy, returns, budgets, reserves, levels of production and costs, ability to raise additional capital or refinance indebtedness, statements regarding future commodity prices and statements regarding the plans and objectives of the Company’s management for future operations, are forward-looking statements.  The Company’s forward looking statements are typically preceded by, followed by or include words such as “will,” “may,” “could,” “would,” “should,” “likely,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “goal,” “project,” “plan,” “intend” and similar words or expressions.  The Company’s forward-looking statements are not guarantees of future performance and are only predictions and statements of the Company’s beliefs based on assumptions that may prove to be inaccurate.  Forward-looking statements involve known, unknown or currently unforeseen risks and uncertainties that may be outside of the Company’s control and may cause the Company’s actual results and future developments to differ materially from those projected in, and contemplated by, such forward-looking statements.  Risks, uncertainties and other factors that could cause the Company’s actual results to materially differ from the expectations reflected in the Company’s forward-looking statements include, without limitation, our former registered public accounting firm has expressed doubt about our ability to continue as a going concern; fluctuations in the prices for, and demand for, oil, natural gas and natural gas liquids; our substantial level of indebtedness; problems with our joint ventures or joint venture partners; our ability to raise necessary capital in the future; exploratory risks associated with new or emerging oil and gas formations; risks associated with drilling and operating wells; inaccuracies and limitations inherent in estimates of oil and gas reserves; our ability to replace oil and gas reserves and any other factors or risks listed in the reports and other filings that the Company has filed and may file with the Securities and Exchange Commission.  Any forward-looking statements made by the Company in this presentation and in other written and oral statements are based only on information currently available to the Company and speak only as of the date on which they are made.  The Company undertakes no obligation to update or revise any of its forward-looking statements, whether as a result of new information, future developments or otherwise.

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Source: ZaZa Energy Corporation

Paul F. Jansen, 713-595-1900

Chief Financial Officer

or

Jay Morakis, 212-266-0191
Investor Relations
jay.morakis@zazaenergy.com

713-595-1900 (OFFICE)     ☐    713-595-1919 (FAX)   ☐   WWW.ZAZAENERGY.COM